U.S. GLOBAL ACCOLADE FUNDS

                         [Graphic: Photo of ski jumper]

                                  ANNUAL REPORT
                                OCTOBER 31, 1999

                          [U.S. Global Investors logo]

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                           U.S. GLOBAL ACCOLADE FUNDS
                                 ANNUAL REPORT

                                OCTOBER 31, 1999

                               TABLE OF CONTENTS

     LETTER TO SHAREHOLDERS ........................................    1

     FUND MANAGER'S PERSPECTIVE ....................................    5

     PORTFOLIOS OF INVESTMENTS .....................................   18

     STATEMENTS OF ASSETS AND LIABILITIES ..........................   28

     STATEMENTS OF OPERATIONS ......................................   29

     STATEMENTS OF CHANGES IN NET ASSETS ...........................   30

     NOTES TO FINANCIAL STATEMENTS .................................   32

     FINANCIAL HIGHLIGHTS ..........................................   38

     REPORT OF INDEPENDENT ACCOUNTANTS .............................   41

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P.O. Box 781234
San Antonio, Texas 78278-1234

Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

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DEAR SHAREHOLDER:
                                                               ________________
As most  savvy  investors  know,  when it comes to the stock  |                |
market,  nothing is  certain  except  that the  market  will  |   Photo        |
fluctuate.  That's why it is  important to study the history  |   of Frank     |
of  the  market  and  look  for  patterns  that  have a high  |   Holmes, CEO  |
probability  of  repeating  themselves.  When cycles  repeat  |                |
themselves  60%  to 70% of the  time,  it is  compelling  to  |                |
include them in your decision making.                         |________________|

For those of you who have been regular readers of our quarterly Shareholder Report, you know that our market forecast is based on the presidential election market cycle theory. This theory holds that the economy fluctuates in fairly regular patterns over the course of each presidential term. The first two years after an election tend to be weak, while years three (pre-election) and four (election) offer strong returns for the stock market. In fact, as Yale Hirsch reports in the 1999 Stock Trader's Almanac, "The last two years (pre-election year and election year) of the 42 administrations since 1832 produced a total net market gain of 703.2%, compared to the 235.7% gain of the first two years of these administrations."

Recent studies conclude that over the past 41 years there has been at least one thing investors have been able to count on: Stocks will rise, often sharply, in the calendar year before a presidential- election year. Fred Allvine, a management professor at Georgia Tech, said on BusinessToday.com, "Since 1957, the Standard & Poor's 500 has risen 10 times out of 10 during the third year of the four-year presidential cycle, through 1996. During that time, only five times each in the first and second year did the S&P show a gain. In the fourth year, the S&P rose nine times out of 10."(1)

So what can we expect as we enter the new millennium and the fourth year of a presidential election cycle? A First Call survey of analysts is estimating S&P 500 earnings for fiscal year 2000 to be 17%. This is bullish for stocks.

CELEBRATING 5 GREAT YEARS--THE BONNEL GROWTH FUND

The Bonnel Growth Fund recently celebrated its fifth anniversary with U.S. Global Accolade Funds. What a great five years it has been!

The fund currently focuses on technology, retail and healthcare -- three market sectors that have experienced explosive growth over the past year. As the following chart shows, the fund has outperformed the S&P 500 and the S&P Mid-cap 400 since its inception in October 1994. Morningstar, an independent mutual fund rating service, recently awarded the fund a 4-star

                                                                               1

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rating out of 3,272 and 2,047 domestic equity funds for the 3-and 5-year periods ended October 31, 1999, respectively.(2)

                 [Linear graph plotted from data in table below]

     THE BONNEL GROWTH FUND VS. THE S&P 500
     AND THE S&P MID-CAP 400                 Inception date (10/17/94)
     -----------------------------------------------------------------
                        BONNEL                S&P            RUSSELL
                        GROWTH                500              2000
        DATE             FUND                INDEX            INDEX
     ----------       -----------         -----------       ----------
     10/14/1994       $ 10,000.00                           $10,000.00
     10/31/1994       $ 10,010.00         $ 10,000.00       $10,109.06
     11/30/1994       $ 10,030.00         $  9,636.27       $ 9,653.44
     12/30/1994       $ 10,090.00         $  9,779.02       $ 9,741.72
      1/31/1995       $  9,859.31         $ 10,032.44       $ 9,843.54
      2/28/1995       $ 10,491.19         $ 10,423.04       $10,359.27
      3/31/1995       $ 10,942.53         $ 10,730.11       $10,538.76
      4/28/1995       $ 11,423.97         $ 11,045.84       $10,750.15
      5/31/1995       $ 11,594.47         $ 11,486.65       $11,009.27
      6/30/1995       $ 12,677.69         $ 11,752.99       $11,457.23
      7/31/1995       $ 14,121.99         $ 12,142.57       $12,054.68
      8/31/1995       $ 14,252.38         $ 12,172.88       $12,277.27
      9/29/1995       $ 14,874.22         $ 12,686.31       $12,574.90
     10/31/1995       $ 14,523.18         $ 12,640.98       $12,251.40
     11/30/1995       $ 14,804.02         $ 13,195.27       $12,786.05
     12/29/1995       $ 14,653.02         $ 13,449.45       $12,754.07
      1/31/1996       $ 14,442.94         $ 13,906.67       $12,938.67
      2/29/1996       $ 15,031.16         $ 14,036.05       $13,378.30
      3/29/1996       $ 15,734.93         $ 14,171.18       $13,538.53
      4/30/1996       $ 17,604.63         $ 14,379.92       $13,951.62
      5/31/1996       $ 19,085.69         $ 14,750.14       $14,140.11
      6/28/1996       $ 17,552.11         $ 14,806.38       $13,928.09
      7/31/1996       $ 15,734.93         $ 14,152.59       $12,986.06
      8/30/1996       $ 16,564.74         $ 14,451.57       $13,734.79
      9/30/1996       $ 18,014.29         $ 15,264.21       $14,333.17
     10/31/1996       $ 17,909.25         $ 15,685.05       $14,374.87
     11/29/1996       $ 18,746.40         $ 16,869.60       $15,184.25
     12/31/1996       $ 18,746.40         $ 16,535.43       $15,200.89
      1/31/1997       $ 18,884.24         $ 17,567.93       $15,771.32
      2/28/1997       $ 17,219.54         $ 17,705.85       $15,641.88
      3/31/1997       $ 16,318.27         $ 16,979.70       $14,975.99
      4/30/1997       $ 16,593.95         $ 17,992.47       $15,364.12
      5/30/1997       $ 18,385.89         $ 19,087.10       $16,706.77
      6/30/1997       $ 19,552.24         $ 19,941.73       $17,175.97
      7/31/1997       $ 21,386.58         $ 21,527.57       $18,875.83
      8/29/1997       $ 21,715.28         $ 20,322.46       $18,852.85
      9/30/1997       $ 23,178.52         $ 21,434.83       $19,936.04
     10/31/1997       $ 20,877.63         $ 20,719.77       $19,069.31
     11/28/1997       $ 20,873.45         $ 21,678.14       $19,351.84
     12/31/1997       $ 20,680.06         $ 22,050.17       $20,102.48
      1/30/1998       $ 20,821.88         $ 22,293.82       $19,719.69
      2/27/1998       $ 22,381.91         $ 23,900.81       $21,352.86
      3/31/1998       $ 23,323.09         $ 25,123.75       $22,315.46
      4/30/1998       $ 23,556.23         $ 25,376.39       $22,722.58
      5/29/1998       $ 22,295.22         $ 24,940.81       $21,701.00
      6/30/1998       $ 23,894.24         $ 25,953.15       $21,837.09
      7/31/1998       $ 23,218.23         $ 25,677.49       $20,991.40
      8/31/1998       $ 19,708.19         $ 21,968.88       $17,087.08
      9/30/1998       $ 21,216.21         $ 23,376.29       $18,681.87
     10/30/1998       $ 21,034.21         $ 25,276.05       $20,349.39
     11/30/1998       $ 23,010.23         $ 26,807.35       $21,364.94
     12/31/1998       $ 26,293.20         $ 28,351.11       $23,944.28
      1/29/1999       $ 28,175.12         $ 29,536.21       $23,012.47
      2/26/1999       $ 25,540.43         $ 28,618.39       $21,807.97
      3/31/1999       $ 27,825.62         $ 29,763.07       $22,417.18
      4/30/1999       $ 27,664.32         $ 30,915.64       $24,184.53
      5/31/1999       $ 27,422.35         $ 30,186.63       $24,289.59
      6/30/1999       $ 29,949.51         $ 31,860.57       $25,589.38
      7/30/1999       $ 29,519.36         $ 30,867.22       $25,046.09
      8/31/1999       $ 30,702.28         $ 30,714.40       $24,187.80
      9/30/1999       $ 31,266.86         $ 29,873.43       $23,442.01

     -------------------
     Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. The S&P Mid-Cap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. Source: Micropal

The MegaTrends Fund continues to seek long-term growth. The fund is currently focused in three sectors that are expected to grow over the next five years: energy--in particular, oil drillers--property and casualty insurers, and technology and telecommunications. The fund's largest holding continues to be Berkshire Hathaway, the holding company headed by Warren Buffett, who is considered to be one of this country's leading investment authorities. The fund also has holdings in oil service companies that are expected to benefit not only from worldwide economic growth, but also from a shortage of rigs and other equipment. In fact, the fundamentals for many oil service companies remain strong going forward into the next year.

2

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"INTEREST IN OVERSEAS INVESTING HEATING UP"

I recently read this headline, remembering that last year at this time, I was writing to shareholders about the turbulence in overseas capital markets. What is making foreign economies now show signs of life? As you will see when you read portfolio manager Dominic Bokor-Ingram's report on the Regent Eastern European Fund, the economies in Europe have a lot of room to grow. In addition, foreign companies are starting to restructure. Most of these companies have a long way to go to catch up with U.S. companies. However, the restructuring should boost foreign business, economies and stock markets.

Also, for the first time in a long time, the world's four largest GDPs (Gross Domestic Product) are growing. GDP for the United States, Japan, Germany, and China should all be positive next year, and that is healthy for U.S. exports. Even with anticipated growth, we continue to urge a cautious approach toward investing in emerging markets. A good basis for a well-diversified portfolio is usually no more than 5 - 10% in emerging markets.(3)

As we enter into the new millennium, please remember that following a few sound investment principles is key to successful investing:

* Set your goals. Then decide on a realistic long-term plan for achieving them and stick with it. Time is your ally here; and although at first it may seem difficult, you can develop the habit of investing regularly more easily than you think.

* Allocate your assets wisely. Financial planning experts agree that asset allocation is very important in determining both your long-term investment results and the volatility of your investment portfolio. Research studies have shown that over 90% of the returns of a successful portfolio are a function of selecting the right asset allocation, not on individual fund selections. For help in selecting an asset mix that meets your personal financial goals and needs, complete our on-line asset allocation worksheet at www.usfunds.com. This worksheet can help you plan for retirement, educational expenses and other financial goals.

* Don't try to time the market. The rule of thumb here is to invest often and regularly, without regard to short-term market fluctuations. Keep in mind that the markets are unpredictable, so don't try to outguess them. For added discipline and easier investing, sign up for our ABC Investment Plan,(R) a dollar-cost averaging program that allows you to build a position in a fund and take advantage of investing a set amount on a regular basis.(4) Of course, no investment plan can guarantee a profit or protect against depreciation in a declining market, but the

                                                                               3

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   ABC Investment Plan(R) can help smooth out the effects of market volatility.

We are excited about the opportunities for our shareholders and believe that our investment options and financial programs will enable our shareholders to better meet their financial goals for their families and businesses as we move forward into the new millennium.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman & CEO

P.S. Max out your IRA contributions, and take advantage of the tax benefits offered by traditional, Roth, spousal and education IRAs! Call 1-800-US-FUNDS to see if you qualify for a free lifetime IRA.

For more complete information on any of our funds, including charges and ongoing expenses, please call 1-800-US-FUNDS or visit www.usfunds.com for a free prospectus. Please read the prospectus carefully before you invest or send money.

(1) "History suggests 1999 could be up year for stock market," by Thomas Granahan/Dow Jones, BusinessToday.com, November 29, 1999.

(2) Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5- and 10-year (when available) average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars.

(3) Please keep in mind that international investments are subject to special risks such as currency fluctuation or political instability.

(4) You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as periods of rising prices.

4

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BONNEL GROWTH FUND
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FUND MANAGER'S PERSPECTIVE

A MESSAGE FROM ART BONNEL

INTRODUCTION

The Bonnel Growth Fund focuses on mid-cap growth stocks in three major sectors: healthcare, technology and retailing. More growth is found in these industries than most others. The fund's primary objective is long-term capital appreciation.

PERFORMANCE

                 [Linear graph plotted from data in table below]

     ----------------------------------------------------------------------
     BONNEL GROWTH FUND
     ----------------------------------------------------------------------
                     BONNEL           S&P           S&P          RUSSELL
                     GROWTH           500        MID-CAP 400      2000
        DATE          FUND           INDEX         INDEX          INDEX
     ----------    -----------    -----------    ----------     -----------
     10/14/1994    $ 10,000.00                   $10,000.00     $ 10,000.00
     10/31/1994    $ 10,010.00    $ 10,000.00    $10,109.06     $ 10,007.21
     11/30/1994    $ 10,030.00    $  9,636.27    $ 9,653.44     $  9,603.05
     12/30/1994    $ 10,090.00    $  9,779.02    $ 9,741.72     $  9,861.06
      1/31/1995    $  9,859.31    $ 10,032.44    $ 9,843.54     $  9,736.64
      2/28/1995    $ 10,491.19    $ 10,423.04    $10,359.27     $ 10,141.67
      3/31/1995    $ 10,942.53    $ 10,730.11    $10,538.76     $ 10,316.34
      4/28/1995    $ 11,423.97    $ 11,045.84    $10,750.15     $ 10,545.72
      5/31/1995    $ 11,594.47    $ 11,486.65    $11,009.27     $ 10,727.05
      6/30/1995    $ 12,677.69    $ 11,752.99    $11,457.23     $ 11,283.53
      7/31/1995    $ 14,121.99    $ 12,142.57    $12,054.68     $ 11,933.52
      8/31/1995    $ 14,252.38    $ 12,172.88    $12,277.27     $ 12,180.39
      9/29/1995    $ 14,874.22    $ 12,686.31    $12,574.90     $ 12,397.87
     10/31/1995    $ 14,523.18    $ 12,640.98    $12,251.40     $ 11,843.40
     11/30/1995    $ 14,804.02    $ 13,195.27    $12,786.05     $ 12,340.96
     12/29/1995    $ 14,653.02    $ 13,449.45    $12,754.07     $ 12,666.61
      1/31/1996    $ 14,442.94    $ 13,906.67    $12,938.67     $ 12,653.03
      2/29/1996    $ 15,031.16    $ 14,036.05    $13,378.30     $ 13,047.36
      3/29/1996    $ 15,734.93    $ 14,171.18    $13,538.53     $ 13,312.95
      4/30/1996    $ 17,604.63    $ 14,379.92    $13,951.62     $ 14,024.77
      5/31/1996    $ 19,085.69    $ 14,750.14    $14,140.11     $ 14,577.50
      6/28/1996    $ 17,552.11    $ 14,806.38    $13,928.09     $ 13,978.90
      7/31/1996    $ 15,734.93    $ 14,152.59    $12,986.06     $ 12,757.90
      8/30/1996    $ 16,564.74    $ 14,451.57    $13,734.79     $ 13,498.66
      9/30/1996    $ 18,014.29    $ 15,264.21    $14,333.17     $ 14,026.19
     10/31/1996    $ 17,909.25    $ 15,685.05    $14,374.87     $ 13,810.02
     11/29/1996    $ 18,746.40    $ 16,869.60    $15,184.25     $ 14,379.03
     12/31/1996    $ 18,746.40    $ 16,535.43    $15,200.89     $ 14,755.87
      1/31/1997    $ 18,884.24    $ 17,567.93    $15,771.32     $ 15,050.77
      2/28/1997    $ 17,219.54    $ 17,705.85    $15,641.88     $ 14,685.83
      3/31/1997    $ 16,318.27    $ 16,979.70    $14,975.99     $ 13,992.88
      4/30/1997    $ 16,593.95    $ 17,992.47    $15,364.12     $ 14,031.87
      5/30/1997    $ 18,385.89    $ 19,087.10    $16,706.77     $ 15,592.92
      6/30/1997    $ 19,552.24    $ 19,941.73    $17,175.97     $ 16,261.20
      7/31/1997    $ 21,386.58    $ 21,527.57    $18,875.83     $ 17,017.85
      8/29/1997    $ 21,715.28    $ 20,322.46    $18,852.85     $ 17,407.21
      9/30/1997    $ 23,178.52    $ 21,434.83    $19,936.04     $ 18,681.35
     10/31/1997    $ 20,877.63    $ 20,719.77    $19,069.31     $ 17,860.67
     11/28/1997    $ 20,873.45    $ 21,678.14    $19,351.84     $ 17,745.15
     12/31/1997    $ 20,680.06    $ 22,050.17    $20,102.48     $ 18,055.74
      1/30/1998    $ 20,821.88    $ 22,293.82    $19,719.69     $ 17,770.79
      2/27/1998    $ 22,381.91    $ 23,900.81    $21,352.86     $ 19,084.82
      3/31/1998    $ 23,323.09    $ 25,123.75    $22,315.46     $ 19,871.92
      4/30/1998    $ 23,556.23    $ 25,376.39    $22,722.58     $ 19,981.88
      5/29/1998    $ 22,295.22    $ 24,940.81    $21,701.00     $ 18,905.71
      6/30/1998    $ 23,894.24    $ 25,953.15    $21,837.09     $ 18,945.49
      7/31/1998    $ 23,218.23    $ 25,677.49    $20,991.40     $ 17,411.78
      8/31/1998    $ 19,708.19    $ 21,968.88    $17,087.08     $ 14,030.77
      9/30/1998    $ 21,216.21    $ 23,376.29    $18,681.87     $ 15,128.78
     10/30/1998    $ 21,034.21    $ 25,276.05    $20,349.39     $ 15,745.79
     11/30/1998    $ 23,010.23    $ 26,807.35    $21,364.94     $ 16,570.75
     12/31/1998    $ 26,293.20    $ 28,351.11    $23,944.28     $ 17,596.18
      1/29/1999    $ 28,175.12    $ 29,536.21    $23,012.47     $ 17,830.01
      2/26/1999    $ 25,540.43    $ 28,618.39    $21,807.97     $ 16,385.88
      3/31/1999    $ 27,825.62    $ 29,763.07    $22,417.18     $ 16,641.69
      4/30/1999    $ 27,664.32    $ 30,915.64    $24,184.53     $ 18,132.90
      5/31/1999    $ 27,422.35    $ 30,186.63    $24,289.59     $ 18,397.77
      6/30/1999    $ 29,949.51    $ 31,860.57    $25,589.38     $ 19,229.71
      7/30/1999    $ 29,519.36    $ 30,867.22    $25,046.09     $ 18,702.06
      8/31/1999    $ 30,702.28    $ 30,714.40    $24,187.80     $ 18,009.92
      9/30/1999    $ 31,266.86    $ 29,873.43    $23,442.01     $ 18,013.85
     10/29/1999    $ 33,834.34    $ 31,763.04    $24,635.70     $ 18,086.81


     ----------------------------------------------------------------------
     AVERAGE ANNUAL PERFORMANCE            FOR THE PERIODS ENDED
                                              OCTOBER 31, 1999
     ----------------------------------------------------------------------
                                    INCEPTION      FIVE YEAR       ONE YEAR
                                    ---------      ---------       --------
     Bonnel Growth Fund
       (Inception 10/17/94)           27.34%         27.58%         60.85%
     S&P 500 Index                    26.02%         26.00%         25.66%
     S&P Mid-Cap 400 Index            19.77%         19.50%         21.06%
     Russell 2000 Index               12.47%         12.57%         14.87%

     --------------------
     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index is an unmanaged index that consists of 2,000 small- and mid-cap publicly traded companies.

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THE YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED
THE MARKETS

This past year has been quite exciting. The President of the United States was almost impeached. NATO began bombing the Serbs. Brazil suffered a currency crisis. The Dow Jones Industrials exceeded 10,000. The Federal Reserve Board raised interest rates three times during the year. Inflation returned and then slowed down. Unemployment dropped to 4.1%. Interest rates on the long bond exceeded 6% once again.

As you can tell, there is always something to watch. That's what makes investing in the stock market so exciting. New developments that influence investment decisions are taking place every day. The real secret to investing is to recognize the direction of the trend rather than trying to guess short-term market swings.

The Bonnel Growth Fund celebrated its fifth anniversary on October 17, 1999. During the past five years, the market experienced major swings--both up and down. Individual issues have moved dramatically. We believe the stock market still has a great deal of upside potential. Our long-term forecast for the Dow Jones Industrials is 20,000 by 2006. As some of you know, the super long-term forecast is for the Dow to continue to advance at a rate of 10% per year for the next 25 years. That would mean it could reach 100,000 by 2025!

INVESTMENT HIGHLIGHTS

The fund has maintained diversity while looking for quality growth stocks. We continue to own Gap, which operates over 2,300 casual apparel specialty stores with over 17.9 million square feet of space. Old Navy and Banana Republic, both included in Gap, Inc.'s brands, are playing a major role in Gap's growth.

Another interesting retailer that we own is Ethan Allen Interiors. They operate 73 galleries, 18 manufacturing facilities and three saw mills with 236 independent franchisee-owned and operated stores. They recently redesigned their website to allow for the direct sale of more than 5,000 home-furnishing products.

The fund  also  owns  stock in Liz  Claiborne  designs,  which  markets  the Liz
Claiborne lines of better clothing. It also markets the Emma James and Russ/Villager lines of clothing, which are popular- priced apparel. They recently acquired Lucky Brand, a maker of men and women's premium-priced denim sportswear.

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------


In the biotech area, we still like and hold Amgen. Amgen uses biotechnology to develop pharmaceutical products for humans. They manufacture and market Epogen for anemia associated with chronic kidney failure and Neupogen, an immune system stimulator. An amazing number of new products, developed to make our lives better and healthier, are coming to the market. With the current rate of development, it is exciting to imagine the variety of new pharmaceutical products we will have in five years.

One of our favorite technology companies is Lucent. Lucent, which was spun off from AT&T in April 1996, is the leading designer of telecommunications systems, software and products. As the exploding wireless buildout expands in the U.S. and Europe, Lucent should be able to take full advantage of it.

CURRENT OUTLOOK

The U.S. economy is in great shape. We are leading the world into the next century. Our technology and energy will shape the world for many years to come. The electronic revolution will change the way all of us live. It is exciting to be part of it.

The Bonnel Growth Fund seeks companies that have foresight and products that will grow and prosper as we move forward into the 21st century. The market acts like it will continue to climb much higher, but as investors, we must remind ourselves that it is not a one-way street. There will always be corrections, but corrections can also be great buying opportunities for the astute and patient investor.

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------

     --------------------------------------------------------------------
     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------

     JDS UNIPHASE CORP                                              3.72%
       FIBER OPTICS
     --------------------------------------------------------------------
     CISCO SYSTEMS, INC                                             3.30%
       COMPUTERS & DATA PROCESSING
     --------------------------------------------------------------------
     QLOGIC CO                                                      3.17%
       ELECTRONICS & COMPONENTS
     --------------------------------------------------------------------
     POWER INTEGRATIONS, INC                                        3.03%
       ELECTRONICS & COMPONENTS
     --------------------------------------------------------------------
     XILINX, INC                                                    2.92%
       COMPUTER SOFTWARE & HARDWARE
     --------------------------------------------------------------------
     MERCURY INTERACTIVE CORP                                       2.77%
       COMPUTER SOFTWARE & HARDWARE
     --------------------------------------------------------------------
     SUN MICROSYSTEMS, INC                                          2.20%
       COMPUTERS & DATA PROCESSING
     --------------------------------------------------------------------
     IDEC PHARMACEUTICALS CORP                                      2.16%
       PHARMACEUTICALS
     --------------------------------------------------------------------
       MACROVISION CORP                                             2.10%
         MOTION PICTURES & SERVICES
     --------------------------------------------------------------------
       ADVENT SOFTWARE, INC                                         2.01%
         COMPUTER SOFTWARE & HARDWARE


     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------
     ELECTRONICS & COMPONENTS                                      21.09%
     COMPUTER SOFTWARE & HARDWARE                                  21.06%
     COMPUTERS & DATA PROCESSING                                   10.08%
     PHARMACEUTICALS                                                7.99%
     FIBER OPTICS                                                   7.59%

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE

A MESSAGE FROM DR. STEPHEN LEEB

INTRODUCTION

The goal of the MegaTrends Fund is long-term capital appreciation consistent with capital preservation. The fund diversifies its holdings among industries and asset classes that reflects the manager's view of the major trends affecting the world's economy. Because the fund is flexible, the fund may invest any portion of its assets in the following three asset classes: stocks, bonds or money market instruments. Unless the manager believes a major recession is imminent or likely, the fund will invest primarily in stocks in order to pursue growth potential. Thus the key decision is which industries are most leveraged to broad economic themes.

PERFORMANCE

                 [Linear graph plotted from data in table below]

     ----------------------------------------------------------------------
     MEGATRENDS FUND
     ----------------------------------------------------------------------
                                                                   LIPPER
                                                S&P               FLEXIBLE
                        MEGATRENDS              500              PORTFOLIO
        DATE               FUND                INDEX             FUND INDEX
     ----------         -----------         -----------         -----------
     10/21/1991         $ 10,000.00
     10/31/1991         $  9,990.00         $ 10,000.00         $ 10,000.00
     11/29/1991         $  9,880.00         $  9,598.18         $  9,784.60
     12/31/1991         $ 10,423.30         $ 10,694.03         $ 10,624.72
      1/31/1992         $ 10,373.14         $ 10,494.99         $ 10,567.45
      2/28/1992         $ 10,503.56         $ 10,630.85         $ 10,683.28
      3/31/1992         $ 10,413.27         $ 10,424.34         $ 10,455.52
      4/30/1992         $ 10,503.56         $ 10,730.08         $ 10,478.30
      5/29/1992         $ 10,533.65         $ 10,782.55         $ 10,605.84
      6/30/1992         $ 10,550.31         $ 10,622.19         $ 10,495.22
      7/31/1992         $ 10,723.43         $ 11,055.78         $ 10,809.53
      8/31/1992         $ 10,703.06         $ 10,829.93         $ 10,704.76
      9/30/1992         $ 10,845.63         $ 10,957.24         $ 10,831.00
     10/28/1992         $ 10,947.47         $ 10,994.84         $ 10,831.65
     11/30/1992         $ 11,039.12         $ 11,368.19         $ 11,070.48
     12/31/1992         $ 11,071.08         $ 11,507.66         $ 11,226.65
      1/29/1993         $ 11,122.43         $ 11,603.77         $ 11,414.72
      2/26/1993         $ 11,142.97         $ 11,761.86         $ 11,442.05
      3/31/1993         $ 11,214.86         $ 12,009.87         $ 11,682.83
      4/30/1993         $ 11,112.16         $ 11,719.59         $ 11,563.09
      5/28/1993         $ 11,204.59         $ 12,032.32         $ 11,797.36
      6/30/1993         $ 11,266.21         $ 12,067.43         $ 11,887.81
      7/30/1993         $ 11,266.21         $ 12,018.85         $ 11,932.71
      8/31/1993         $ 11,390.93         $ 12,473.87         $ 12,338.78
      9/30/1993         $ 11,401.33         $ 12,378.21         $ 12,384.98
     10/29/1993         $ 11,370.15         $ 12,634.10         $ 12,564.59
     11/30/1993         $ 11,266.21         $ 12,513.68         $ 12,390.84
     12/31/1993         $ 11,388.75         $ 12,664.97         $ 12,655.69
      1/31/1994         $ 11,675.33         $ 13,095.13         $ 13,000.59
      2/28/1994         $ 11,473.66         $ 12,740.03         $ 12,716.21
      3/31/1994         $ 11,378.14         $ 12,185.66         $ 12,206.68
      4/29/1994         $ 11,208.31         $ 12,341.78         $ 12,254.83
      5/31/1994         $ 11,325.07         $ 12,543.53         $ 12,297.78
      6/30/1994         $ 11,096.87         $ 12,236.58         $ 12,039.44
      7/29/1994         $ 11,183.14         $ 12,638.10         $ 12,325.76
      8/31/1994         $ 11,323.33         $ 13,155.06         $ 12,675.21
      9/30/1994         $ 11,215.49         $ 12,833.63         $ 12,454.61
     10/31/1994         $ 11,247.85         $ 13,121.54         $ 12,544.41
     11/30/1994         $ 10,902.75         $ 12,644.27         $ 12,243.12
     12/30/1994         $ 11,037.55         $ 12,831.58         $ 12,317.30
      1/31/1995         $ 11,114.51         $ 13,164.11         $ 12,414.26
      2/28/1995         $ 11,444.32         $ 13,676.63         $ 12,775.43
      3/31/1995         $ 11,631.21         $ 14,079.56         $ 13,045.49
      4/28/1995         $ 11,895.05         $ 14,493.84         $ 13,290.17
      5/31/1995         $ 12,279.83         $ 15,072.26         $ 13,712.50
      6/30/1995         $ 12,450.23         $ 15,421.73         $ 13,994.27
      7/31/1995         $ 12,583.98         $ 15,932.92         $ 14,358.04
      8/31/1995         $ 12,617.42         $ 15,972.69         $ 14,479.73
      9/29/1995         $ 12,751.18         $ 16,646.39         $ 14,744.58
     10/31/1995         $ 12,795.76         $ 16,586.92         $ 14,635.91
     11/30/1995         $ 13,263.90         $ 17,314.23         $ 15,063.45
     12/29/1995         $ 13,710.52         $ 17,647.75         $ 15,223.53
      1/31/1996         $ 13,939.22         $ 18,247.70         $ 15,518.32
      2/29/1996         $ 13,984.96         $ 18,417.46         $ 15,599.01
      3/30/1996         $ 13,973.53         $ 18,594.78         $ 15,709.64
      4/30/1996         $ 14,293.71         $ 18,868.67         $ 15,945.86
      5/31/1996         $ 14,568.15         $ 19,354.46         $ 16,148.24
      6/28/1996         $ 14,579.35         $ 19,428.25         $ 16,123.51
      7/31/1996         $ 13,764.36         $ 18,570.38         $ 15,622.44
      8/30/1996         $ 14,165.39         $ 18,962.68         $ 15,892.50
      9/30/1996         $ 14,631.10         $ 20,029.00         $ 16,494.44
     10/31/1996         $ 15,355.54         $ 20,581.20         $ 16,792.48
     11/29/1996         $ 16,015.29         $ 22,135.52         $ 17,605.91
     12/31/1996         $ 15,821.25         $ 21,697.03         $ 17,370.34
      1/31/1997         $ 16,651.17         $ 23,051.83         $ 17,871.41
      2/28/1997         $ 16,308.66         $ 23,232.80         $ 17,846.03
      3/31/1997         $ 15,952.98         $ 22,279.98         $ 17,307.22
      4/30/1997         $ 16,203.28         $ 23,608.89         $ 17,761.44
      5/30/1997         $ 17,309.84         $ 25,045.21         $ 18,515.65
      6/30/1997         $ 17,745.88         $ 26,166.62         $ 19,060.97
      7/31/1997         $ 18,931.57         $ 28,247.49         $ 20,133.40
      8/29/1997         $ 18,312.38         $ 26,666.20         $ 19,500.88
      9/30/1997         $ 19,300.46         $ 28,125.79         $ 20,326.67
     10/31/1997         $ 18,286.03         $ 27,187.53         $ 19,899.13
     11/28/1997         $ 18,378.25         $ 28,445.06         $ 20,259.65
     12/31/1997         $ 18,287.35         $ 28,933.22         $ 20,539.47
      1/30/1998         $ 18,364.44         $ 29,252.92         $ 20,661.61
      2/27/1998         $ 19,382.12         $ 31,361.55         $ 21,663.17
      3/31/1998         $ 20,214.77         $ 32,966.24         $ 22,393.96
      4/30/1998         $ 20,538.57         $ 33,297.74         $ 22,534.46
      5/29/1998         $ 19,705.93         $ 32,726.19         $ 22,309.10
      6/30/1998         $ 19,736.77         $ 34,054.53         $ 22,739.31
      7/31/1998         $ 18,379.86         $ 33,692.83         $ 22,503.35
      8/31/1998         $ 15,666.06         $ 28,826.55         $ 20,293.62
      9/30/1998         $ 16,591.22         $ 30,673.29         $ 21,101.06
     10/30/1998         $ 17,500.96         $ 33,166.07         $ 22,101.13
     11/30/1998         $ 18,148.57         $ 35,175.37         $ 23,008.39
     12/31/1998         $ 18,703.98         $ 37,201.02         $ 23,931.15
      1/29/1999         $ 19,071.09         $ 38,756.06         $ 24,392.53
      2/26/1999         $ 18,373.59         $ 37,551.74         $ 23,720.31
      3/31/1999         $ 19,254.64         $ 39,053.74         $ 24,311.19
      4/30/1999         $ 19,878.72         $ 40,566.08         $ 25,025.05
      5/28/1999         $ 19,529.97         $ 39,609.51         $ 24,586.52
      6/30/1999         $ 20,282.53         $ 41,805.98         $ 25,302.86
      7/30/1999         $ 20,209.11         $ 40,502.55         $ 24,853.84
      8/31/1999         $ 20,300.89         $ 40,302.03         $ 24,627.25
      9/30/1999         $ 19,456.55         $ 39,198.55         $ 24,359.93
     10/29/1999         $ 19,750.23         $ 41,678.00         $ 25,000.98


     ----------------------------------------------------------------------
     AVERAGE ANNUAL PERFORMANCE               FOR THE PERIODS ENDED
                                                 OCTOBER 31, 1999
     ----------------------------------------------------------------------
                                       INCEPTION     FIVE YEAR     ONE YEAR
                                       ---------     ---------     --------
     MegaTrends Fund
       (Inception 10/21/91)               8.85%        11.92%       12.85%
     S&P 500 Index                       19.53%        26.00%       25.66%
     Lipper Flexible Portfolio
       Fund Index                        12.14%        14.79%       13.12%

     --------------------
     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The Lipper Flexible Portfolio Fund Index allocates investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total returns.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


THE YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The past year was one of transition and marked the end of a remarkable period in U.S. economic history. Between 1995 and the first quarter of 1999, the U.S. benefited from an unprecedented combination of strong economic growth and declining commodity prices. Most commodity price indices bottomed in March 1999; however, they are now moving upward. The significance is that economic growth will no longer be painless, but will be accompanied by rising commodity prices and very likely rising inflation. It is hard to overestimate what rising commodity prices and inflation will do to the market.

Over the past five years, approximately 60 percent of the S&P 500's gain came from rising P/E (price-to-earnings) ratios. The other 40 percent came from rising earnings. Historically, one of the strongest correlations with P/E is commodity prices. When commodities are falling, P/E's tend to rise and vice versa. Therefore, if commodity prices have begun a long-term rise--and many signs suggest they have--then P/E's have probably risen as far as they are going to rise. They may even fall in the years ahead. The major implication for investors is that slow growth will no longer win the race. Investors are going to have to invest in companies whose earnings are highly leveraged to major economic trends.

INVESTMENT HIGHTLIGHTS

The MegaTrends Fund is focused on three groups that we believe can deliver significant growth over the next five years. The first group is energy, particularly oil drillers. Oil is still the world's leading commodity. The surge in oil prices was one of the major investment stories in 1999, and it signaled that OPEC firmly controls the world's oil market. The political and economic case for oil drillers, the group most leveraged to rising oil prices, is, therefore, very strong.

The fund is also highly weighted in property and casualty (P&C) insurers. Too much money in the industry has put downward pressure on prices. Consequently, profits have been weak over the past several years, despite very strong balance sheets. Worldwide property damages have soared to record levels over the past two years as a result of an increasingly unpredictable and erratic environment. These damages drained excess capital from the industry.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


The fund also has a high, though less than market, weighting in technology and telecommunication companies. Technology stocks are among the fastest growing, and fast growth is essential for strong performance. But fast growth is not priceless. Many technology stocks are currently trading at an unprecedented three or more times their growth rates. They will continue to command very high premiums until there are indications that the growth rates are slowing. At that point, the ensuing correction could be severe. The prospect for a correction is a major reason we have not taken a larger weighting in the group. In fact, we may reduce our investment in this industry in the new year.

CURRENT OUTLOOK

Going forward, we expect the major market averages to remain in a trading range. Rising interest rates and the declining dollar will likely rule out a big move to the upside. Strong worldwide growth will protect stocks on the downside. The key to success in any market--and especially one in a trading range--is finding stocks with above average growth prospects. In addition to the companies leveraged to rising commodity prices, such as the oil drillers, we also expect property insurers, one of the worst performing groups in 1999, to grow in excess of 20 percent over the next five years. We will continue to overweigh these groups.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


     --------------------------------------------------------------------
     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------

     BERKSHIRE HATHAWAY, INC                                       11.03%
       HOLDING COMPANY
     --------------------------------------------------------------------
     UNITED STATES TREASURY COUPON STRIPS                           5.63%
       UNITED STATES GOVERNMENT OBLIGATION
     --------------------------------------------------------------------
     PIMCO ADVISORS HOLDINGS, L.P.                                  3.99%
       FINANCIAL SERVICES
     --------------------------------------------------------------------
     NOBLE DRILLING CORP                                            3.83%
       OIL & GAS EXTRACTION & SERVICES
     --------------------------------------------------------------------
     SONY CORP                                                      3.68%
       COMMUNICATIONS EQUIPMENT
     --------------------------------------------------------------------
     NABORS INDUSTRIES, INC                                         3.26%
       OIL & GAS EXTRACTION & SERVICES
     --------------------------------------------------------------------
     DIAMOND OFFSHORE DRILLING, INC                                 3.20%
       OIL & GAS EXTRACTION & SERVICES
     --------------------------------------------------------------------
     ACE LTD                                                        2.80%
       INSURANCE
     --------------------------------------------------------------------
     CHASE MANHATTAN CO                                             2.76%
       BANKS
     --------------------------------------------------------------------
     PFIZER, INC                                                    2.73%
       HEALTHCARE EQUIPMENT


     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------
     HOLDING COMPANY                                               11.03%
     OIL & GAS EXTRACTION & SERVICES                               10.29%
     UNITED STATES GOVERNMENT OBLIGATION                            5.63%
     FINANCIAL SERVICES                                             5.62%
     BANKS                                                          5.17%

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE

A MESSAGE FROM DOMINIC BOKOR-INGRAM

INTRODUCTION

The investment objective of the Regent Eastern European Fund is to achieve capital growth by investing in a diversified portfolio of Eastern European securities. The fund currently focuses its investments in companies located in Poland, the Czech Republic and Hungary, and, to a lesser extent, Russia and the Slovak Republic.

PERFORMANCE

                 [Linear graph plotted from data in table below]

     ----------------------------------------------------------------------
     REGENT EASTERN EUROPEAN FUND
     ----------------------------------------------------------------------
                           REGENT                              ING BARINGS
                          EASTERN              S&P          EMERGING MARKETS
                          EUROPEAN             500         (EASTERN EUROPEAN
         DATE               FUND              INDEX          EUROPEAN INDEX)
      ---------         -----------        -----------         -----------
      3/27/1997         $ 10,000.00
      3/31/1997         $ 10,000.00        $ 10,000.00         $ 10,000.00
      4/30/1997         $ 10,360.00        $ 10,596.46         $ 10,083.67
      5/30/1997         $ 10,440.00        $ 11,241.13         $ 10,275.93
      6/30/1997         $ 11,190.00        $ 11,744.45         $ 11,255.04
      7/31/1997         $ 11,950.00        $ 12,678.42         $ 12,429.98
      8/29/1997         $ 11,750.00        $ 11,968.68         $ 12,215.76
      9/30/1997         $ 12,480.00        $ 12,623.80         $ 12,762.88
     10/31/1997         $ 11,190.00        $ 12,202.67         $ 11,279.37
     11/28/1997         $ 10,190.00        $ 12,767.09         $  9,425.59
     12/31/1997         $ 11,237.00        $ 12,986.19         $ 10,782.70
      1/30/1998         $ 10,272.11        $ 13,129.69         $  8,797.18
      2/27/1998         $ 11,166.64        $ 14,076.11         $ 10,327.56
      3/31/1998         $ 11,508.38        $ 14,796.35         $ 10,846.78
      4/30/1998         $ 11,860.16        $ 14,945.14         $ 11,022.43
      5/29/1998         $  9,960.53        $ 14,688.60         $  7,991.34
      6/30/1998         $  9,819.81        $ 15,284.81         $  7,622.83
      7/31/1998         $ 10,453.02        $ 15,122.46         $  8,173.51
      8/31/1998         $  7,447.78        $ 12,938.32         $  4,724.66
      9/30/1998         $  7,266.86        $ 13,767.20         $  4,445.17
     10/30/1998         $  8,060.89        $ 14,886.04         $  5,179.80
     11/30/1998         $  8,070.94        $ 15,787.88         $  5,442.68
     12/31/1998         $  8,392.57        $ 16,697.06         $  5,568.48
      1/29/1999         $  8,663.95        $ 17,395.01         $  5,792.78
      2/26/1999         $  7,890.02        $ 16,854.47         $  5,046.88
      3/31/1999         $  8,261.91        $ 17,528.62         $  5,313.32
      4/30/1999         $  8,925.27        $ 18,207.41         $  5,796.34
      5/28/1999         $  9,126.29        $ 17,778.07         $  6,175.53
      6/30/1999         $  9,679.10        $ 18,763.92         $  6,659.74
      7/30/1999         $ 10,050.98        $ 18,178.90         $  6,995.61
      8/31/1999         $  9,809.76        $ 18,088.89         $  6,692.38
      9/30/1999         $  8,462.93        $ 17,593.62         $  5,774.98
     10/29/1999         $  8,704.15        $ 18,706.48         $  5,961.90


     ----------------------------------------------------------------------
     AVERAGE ANNUAL PERFORMANCE                    FOR THE PERIODS ENDED
                                                     OCTOBER 31, 1999
     ----------------------------------------------------------------------
                                              INCEPTION            ONE YEAR
                                              ---------            --------
     Regent Eastern European Fund
       (Inception 3/31/97)                      (5.21)%               7.98%
     S&P 500 Index                              27.46%               25.66%
     ING Barings Emerging Markets -
       Eastern European Index                  (18.16)%              15.10%

     --------------------
     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The ING Barings Emerging Markets - Eastern European Index is comprised of individual companies representative of the Eastern European markets.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


THE YEAR IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

This has been a year of contrasting performances among the stock markets of the Eastern European region. The Russian equity market, one of the world's best performing markets, rose over 120%, while the developing markets of Central Europe failed to recover the losses suffered in 1998. Although the conflict in Kosovo depressed asset prices across the region, the fund did not suffer any direct losses because our exposure to former Yugoslavia was minimal.

The Russian recovery has been driven by the realization that the doomsday economic and political scenarios predicted last year by many market commentators have not materialized. Although there have been three different Russian governments since the simultaneous default and devaluation of the local currency debt in August 1998, there has not been much in the way of policy differentiation between them.

A succession of Russian prime ministers has emphasized the short-term nature of Russian politics, but the lack of continuity has not, at least on the surface, led to deterioration in economic stability. The lack of severe political disruption and favorable external conditions have led to a positive shift in investor perception. High international oil prices have contributed positively to Russia's external position, while also providing exceptional operating conditions for Russia's oil companies. It is these companies that have attracted the largest share of foreign investment capital, as investor attention has focussed on companies with strong cash-flow generation, combined with decent corporate governance records. The fund has retained exposure to this sector via its investment in Lukoil. We are optimistic that the high price of crude offers room for significant capital appreciation from this position.

INVESTMENT HIGHLIGHTS

The fund has remained heavily exposed to the Polish and Hungarian markets. We believe that these countries will be among the first to be accepted into the enlarged European Union (EU). Both countries have made significant progress in achieving the economic criteria necessary for membership. They also remain firmly committed to implementing further structural reform. This commitment has attracted vital foreign investment, which has helped drive economic growth. EU companies have invested heavily in securing cheap production facilities that are well positioned to serve both the local and EU market. In fact, EU countries have accounted

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


for 64% of foreign direct investment into the Baltic and Central and Eastern European (CEE) states since 1993.

The Russian crisis did have a detrimental impact on exports. However, both Poland and Hungary generated real GDP growth close to 5% in 1998, compared to 2.2% for Germany and 3.4% for France. A similar rate is expected this year. Although the EU entry timetable remains uncertain, it seems that existing members are determined to expand eastwards. This is good news for the region, as qualifying countries will be entitled to pre-accession funding, which should ease the transition process and lead to significant gains for portfolio investors.

Another reason for focusing on Poland and Hungary is liquidity. Investors are paying a high premium for liquidity. In a fund like the Regent Eastern European Fund, we believe it is prudent to maintain liquidity both in terms of cash position and underlying investments.

Hungary is ahead of the other Central European countries in its ability to generate economic growth and convert this growth into corporate earnings. Hungarian corporate governance and company management is the best in the region. The combination of these two factors has led to an increase in shareholder value. We believe this situation will continue. There have been very few cases of shareholder rights abuses in Hungary, and with the diversified nature of the market, we believe that we can gain exposure to a broad spectrum of Hungarian industries in large, liquid blue-chip companies. Our weighting in Hungary as of October 31, 1999, was 42% of the total fund. We are comfortable with this position and do not expect to reduce it unless liquidity is required to facilitate redemptions.

The Polish market is the other Central European market where we see huge potential. Polish economic growth has been very strong for the last four years. In fact, Poland is now the leading CEE country in terms of real GDP growth. A failure to convert this economic growth into earnings is the main reason for poor stock market returns. In order for the Polish market to perform, this needs to change. The current wave of strategic investment in Polish financial assets could well prove to be the catalyst for the corporate restructuring that needs to take place. All twelve Polish regional banks have a foreign strategic shareholder. Consolidation in this competitive market is expected to intensify. Given the pivotal role of the banking sector in the reform process, we believe that the successful privatization of these assets will generate long-term returns for investors in the Polish economy.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

CURRENT OUTLOOK

Going forward, we believe that political events in Russia could lead to a sharp increase in asset prices. Based on current polls, the December 1999 Duma elections may lead to a more centrist-leaning government. This in turn opens the door for the election of a more reform-minded president in 2000. Although the presidential contenders are unknown at this time, there is a belief that an extremist candidate is unlikely to find favor with Russian voters. The markets of Central Europe will be driven by growth prospects in Western Europe and progress with regard to EU enlargement. The December 1999 EU Helsinki meeting should clear the way for prospective EU members to move toward full accession. We believe the fund is well positioned to take advantage of these developments.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


     --------------------------------------------------------------------
     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------

     KGHM POLSKA MIEDZ                                             11.54%
       METALS MINING
     --------------------------------------------------------------------
     MOL MAGYAR OLAJ-ES GAZIPARI RT                                10.34%
       OIL & GAS EXTRACTION
     --------------------------------------------------------------------
     BORSODCHEM RT                                                  7.26%
       CHEMICALS
     --------------------------------------------------------------------
     LUKOIL HOLDINGS                                                6.24%
       OIL & GAS EXTRACTION
     --------------------------------------------------------------------
     GEDEON RICHTER LTD                                             5.96%
       PHARMACEUTICALS
     --------------------------------------------------------------------
     CENTRAL EUROPEAN GROWTH FUND                                   5.78%
       INVESTMENT COMPANIES
     --------------------------------------------------------------------
     MAGYAR TAVKOZLESI RT                                           5.58%
       COMMUNICATIONS
     --------------------------------------------------------------------
     BUDIMEX SA                                                     5.57%
       CONSTRUCTION
     --------------------------------------------------------------------
     ELEKTRIM SPOLKA AKCYJNA                                        5.54%
       CONGLOMERATES
     --------------------------------------------------------------------
     OTP BANK                                                       5.44%
       COMMERCIAL BANKS


     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
     --------------------------------------------------------------------

     OIL & GAS EXTRACTION                                          18.89%
     PHARMACEUTICALS                                               13.52%
     METALS MINING                                                 11.54%
     COMMERCIAL BANKS                                              11.40%
     COMMUNICATIONS                                                 7.42%

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS 99.61%                        SHARES      VALUE
     ---------------------------------           ------   -----------

     BEVERAGES 0.27%
     Anheuser-Busch Companies, Inc.               5,000   $   359,063

     BUILDING PRODUCTS 1.30%
     Home Depot, Inc.                            23,000     1,736,500

     BUSINESS SERVICES 3.25%
     Concord EFS, Inc.                           60,000     1,623,750*
     Diamond Technology Partners, Inc.           20,000     1,292,500*
     Scientific Atlanta, Inc.                    25,000     1,431,250
                                                          -----------
                                                            4,347,500

     COMMERCIAL SERVICES 1.09%
     Abacus Direct Corp.                         10,000     1,465,000*

     COMPUTER DATA SECURITY 1.15%
     Check Point Software Technologies Ltd.       5,000       578,438*
     Entrust Technologies, Inc.                  10,000       251,250*
     RSA Security, Inc.                          20,000       710,000*
                                                          -----------
                                                            1,539,688

     COMPUTER SOFTWARE & HARDWARE 21.16%
     Adobe Systems, Inc.                         30,000     2,098,125
     Advent Software, Inc.                       45,000     2,705,625*
     Citrix Systems, Inc.                        33,000     2,116,125*
     Computer Associates International, Inc.     20,000     1,130,000
     Dell Computer Co.                           20,000       802,500*
     Legato Systems, Inc.                        44,000     2,365,000*
     Mercury Interactive Corp.                   46,000     3,731,750*
     Microchip Technology, Inc.                  37,000     2,465,125*
     Microsoft Corp.                             21,000     1,943,812*
     Midway Games, Inc.                          10,000       199,375*
     PC Connection, Inc.                         20,000       415,000*
     Peregrine Systems, Inc.                     20,000       877,500*
     Rational Software Co.                       44,000     1,881,000*
     Timberline Software Corp.                   25,000       443,750
     WebTrends Corp.                             20,000     1,235,000*
     Xilinx, Inc.                                50,000     3,931,250*
                                                          -----------
                                                           28,340,937

     COMPUTERS & DATA PROCESSING 10.13%
     Advanced Digital Information                30,000     1,117,500*
     CDW Computer Centers, Inc.                  22,000     1,358,500*
     Cisco Systems, Inc.                         60,000     4,440,000*
     FactSet Research Systems, Inc.              24,500     1,627,719

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS                               SHARES      VALUE
     ---------------------------------           ------   -----------

     COMPUTERS & DATA PROCESSING (CONT'D)
     In Focus Systems, Inc.                      20,000   $   396,250*
     Mercury Computer Systems, Inc.              10,000       448,750*
     SanDisk Corp.                               20,000     1,212,500*
     Sun Microsystems, Inc.                      28,000     2,962,750*
                                                          -----------
                                                           13,563,969

     CONSUMER PRODUCTS 0.62%
     Fossil, Inc.                                30,000       828,750*

     DIVERSIFIED MANUFACTURING 1.81%
     United Technologies Corp.                   40,000     2,420,000

     ELECTRONICS & COMPONENTS 21.18%
     Altera Corp.                                20,000       972,500*
     Broadcom Corp., Class A                     15,000     1,917,188*
     Burr-Brown Corp.                            20,000       786,250*
     EMC Co.                                     34,000     2,482,000*
     Excel Technology, Inc.                      10,000       156,875*
     Galileo Technology Ltd.                     10,000       228,750*
     Gemstar International Group Ltd.            30,000     2,606,250*
     Genrad, Inc.                                10,000       191,250*
     Intel Co.                                    6,000       464,625
     Micrel, Inc.                                10,000       543,750*
     Optical Coating Lab, Inc.                   20,000     2,137,500
     Power Integrations, Inc.                    40,000     4,077,500*
     QLogic Co.                                  41,000     4,269,125*
     Rambus, Inc.                                10,000       676,250*
     Sanmina Corp.                               15,000     1,350,937*
     Sawtek, Inc.                                20,000       820,000*
     Semtech Corp.                               10,000       383,125*
     Solectron Corp.                             30,000     2,257,500*
     Three-Five Systems, Inc.                    20,000       676,250*
     TriQuint Semiconductor, Inc.                10,000       800,000*
     Zoran Corp.                                 20,000       577,500*
                                                          -----------
                                                           28,375,125

     FIBER OPTICS 7.62%
     E-Tek Dynamics, Inc.                        38,000     2,531,750*
     Harmonic Lightwaves, Inc.                   45,000     2,671,875*
     JDS Uniphase Corp.                          30,000     5,006,250*
                                                          -----------
                                                           10,209,875

     FOOD PRODUCTS 0.80%
     Hormel Foods Corp.                          25,000     1,078,125

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS                               SHARES      VALUE
     ---------------------------------           ------   -----------

     HOME FURNISHINGS 0.58%
     Ethan Allen Interiors, Inc.                 22,000   $   782,375

     INTERNET 1.33%
     Network Solutions, Inc., Class A            15,000     1,777,500*

     MANUFACTURING 1.76%
     General Electric Co.                        15,000     2,033,437
     Mueller Industries, Inc.                    10,000       319,375*
                                                          -----------
                                                            2,352,812

     MEDICAL PRODUCTS 2.93%
     Johnson & Johnson                           25,000     2,618,750
     St. Jude Medical, Inc.                      25,000       684,375*
     VISX, Inc.                                  10,000       625,625*
                                                          -----------
                                                            3,928,750

     MOTION PICTURES & SERVICES 2.38%
     Macrovision Corp.                           50,000     2,831,250*
     Zomax, Inc.                                 13,000       362,375*
                                                          -----------
                                                            3,193,625

     NETWORKING PRODUCTS 0.92%
     Black Box Corp.                             15,000       761,250*
     Proxim, Inc.                                10,000       468,125*
                                                          -----------
                                                            1,229,375

     PHARMACEUTICALS 8.02%
     Amgen, Inc.                                 33,000     2,631,750*
     Biovail Corp.                               36,000     1,986,750*
     IDEC Pharmaceuticals Corp.                  25,000     2,904,687*
     Immunex Corp.                               20,000     1,260,000*
     Jones Pharma, Inc.                          10,000       310,000
     King Pharmaceuticals, Inc.                  10,000       302,500*
     MedImmune, Inc.                              5,000       560,000*
     Pfizer, Inc.                                20,000       790,000
                                                          -----------
                                                           10,745,687

     RETAIL 4.35%
     Gap, Inc.                                    5,000       185,625
     Liz Claiborne                               25,000     1,000,000
     Tiffany & Co.                               40,000     2,380,000
     Wal-Mart Stores, Inc.                       40,000     2,267,500
                                                          -----------
                                                            5,833,125

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS                               SHARES      VALUE
     ---------------------------------           ------   -----------

     SEMICONDUCTORS 0.80%
     Applied Materials, Inc.                     12,000   $ 1,077,750*

     TELECOMMUNICATIONS 5.98%
     ADTRAN, Inc.                                20,000       742,500*
     Clear Channel Communications, Inc.          15,000     1,205,625*
     Linear Technology Corp.                     20,000     1,398,750
     Lucent Technologies, Inc.                   25,000     1,606,250
     PanAmSat Corp.                              10,000       395,000*
     Polycom, Inc.                               20,000     1,000,000*
     RF Micro Devices, Inc.                      24,000     1,239,000*
     Veramark Technologies, Inc.                 30,000       421,875*
                                                          -----------
                                                            8,009,000

     TRANSPORTATION 0.18%
     Kansas City Southern Industries, Inc.        5,000       237,188

     TOTAL COMMON STOCKS                                  133,431,719
                                                          ===========
       (cost $101,516,199)

                                              PRINCIPAL
     REPURCHASE AGREEMENT 0.84%                AMOUNT

     Joint     Tri-Party      Repurchase
     Agreement,   Donaldson,   Lufkin  &
     Jenrette,   10/29/99,   5.22%,  due
     11/01/99,      repurchase     price
     $1,124,790  collateralized  by U.S.
     Treasury securities held in a joint
     tri-party  repurchase account (cost
     $1,124,301)                             $1,124,301      1,124,301

     TOTAL INVESTMENTS 100.45%                             134,556,020
                                                          ============
       (cost $102,640,500)
     Other assets and liabilities, net (0.45)%                (607,049)
                                                          ------------
     NET ASSETS 100%                                      $133,948,971
                                                          ============


* Non-income producing security
See accompanying notes to portfolios of investments.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS 72,78%                        SHARES      VALUE
     ---------------------------------           ------   -----------

     AEROSPACE 2.45%
     AlliedSignal, Inc.                           7,500   $   427,031

     BANKS 5.15%
     Bank of New York Co., Inc.                  10,000       418,750
     Chase Manhattan Co.                          5,500       480,562
                                                          -----------
                                                              899,312

     BUILDING PRODUCTS 2.16%
     Home Depot, Inc.                             5,000       377,500

     BUSINESS SERVICES 1.87%
     Ciber, Inc.                                 20,000       326,250*

     COMMUNICATIONS EQUIPMENT 3.66%
     Sony Corp., ADR                              4,000       639,000

     COMPUTERS & DATA PROCESSING 4.88%
     Cisco Systems, Inc.                          6,000       444,000*
     Hewlett Packard Co.                          5,500       407,344
                                                          -----------
                                                              851,344

     EDUCATIONAL SERVICES 1.67%
     Sylvan Learning Systems, Inc.               22,500       291,094*

     ELECTRONICS & COMPONENTS 2.66%
     Intel Corp.                                  6,000       464,625

     FINANCIAL SERVICES 5.60%
     Fannie Mae                                   4,000       283,000
     Pimco Advisors Holdings, L.P.               20,000       693,750
                                                          -----------
                                                              976,750

     HEALTHCARE EQUIPMENT 2.71%
     Pfizer, Inc.                                12,000       474,000

     HOLDING COMPANY 10.98%
     Berkshire Hathaway, Inc., Class A               30     1,917,000*

     INSURANCE 5.05%
     ACE Ltd.                                    25,000       485,938
     Unumprovident Corp.                         12,000       395,250
                                                          -----------
                                                              881,188

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON STOCKS                               SHARES      VALUE
     ---------------------------------           ------   -----------

     MANUFACTURING 1.27%
     Arch Chemical, Inc.                         15,000   $   221,250

     MEDICINE 1.92%
     Elan Corp. plc, ADR                         13,000       334,750*

     METAL MINING 1.14%
     Stillwater Mining Co.                        9,875       198,734*

     OIL & GAS EXTRACTION & SERVICES 10.25%
     Diamond Offshore Drilling, Inc.             17,500       555,625
     Nabors Industries, Inc.                     25,000       567,187*
     Noble Drilling Corp.                        30,000       665,625*
                                                          -----------
                                                            1,788,437

     REAL ESTATE INVESTMENT TRUSTS 5.07%
     BRE Properties, Inc., Class A               13,000       294,938
     Crescent Real Estate Equities Co.           16,700       278,681
     New Plan Excel Realty Trust                 18,000       311,625
                                                          -----------
                                                              885,244

     RETAIL 1.83%
     AutoZone, Inc.                              12,000       318,750*

     TELECOMMUNICATIONS 2.46%
     MCI Worldcom, Inc.                           5,000       429,063*

     TOTAL COMMON STOCKS                                   12,701,322
                                                          ===========
       (cost $11,418,455)

     UNITED STATES GOVERNMENT                 PRINCIPAL
     OBLIGATION 5.60%                          AMOUNT

     United States Treasury Coupon
       Strips Due 08/15/21
       (cost $948,385)                       $4,000,000       978,040

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

                                             PRINCIPAL
     REPURCHASE AGREEMENT 21.21%               AMOUNT       VALUE

     Joint     Tri-Party      Repurchase
     Agreement,   Donaldson,   Lufkin  &
     Jenrette,   10/29/99,   5.22%,  due
     11/01/99,      repurchase     price
     $3,703,961,  collateralized by U.S.
     Treasury securities held in a joint
     tri-party  repurchase account (cost
     $3,702,350)                             $3,702,350   $3,702,350

TOTAL INVESTMENTS 99.59%                                  17,381,712
                                                          ==========
  (cost $16,069,190)
Other assets and liabilities, net 0.41%                       71,020
                                                         -----------
NET ASSETS 100%                                          $17,452,732
                                                         ===========


ADR - American Depositary Receipt
*   Non-income producing security
See accompanying notes to portfolios of investments.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON AND PREFERRED STOCKS 95.20%          SHARES      VALUE
     ----------------------------------          ------   -----------

     AUTOMOTIVE 0.03%
     KamAZ                                       25,000   $     1,625*

     CHEMICALS 7.29%
     BorsodChem Rt., GDR                         12,552       379,698

     COMMERCIAL BANKS 11.44%
     Bank Handlowy W. Warszawie                  10,650       149,925
     OTP Bank, GDR                                4,777       215,085
     OTP Bank, Preferred Stock                    3,503        69,216
     Powszechny Bank Kredytowy                    1,217        22,064
     Powszechny Bank Kredytowy, GDR               3,840        69,888*
     SKB Banka, GDR                               6,225        69,876
                                                          -----------
                                                              596,054

     COMMUNICATIONS 7.44%
     Magyar Tavkozlesi Rt., ADR                  10,114       291,410
     Rostelekom                                  109,900       96,162*
                                                          -----------
                                                              387,572

     COMPUTERS & DATA PROCESSING 2.22%
     Softbank SA, GDR                             3,861       115,830

     CONGLOMERATES 5.56%
     Elektrim Spolka Akcyjna                     33,922       289,416*

     CONSTRUCTION 5.59%
     Budimex SA                                  51,200       291,219*

     ELECTRIC SERVICES 3.05%
     Irkutskenergo                               824,279       56,875
     Irkutskenergo, ADR                          14,090        49,315
     Unified Energy Systems                      910,285       52,706
                                                          -----------
                                                              158,896

     INVESTMENT COMPANIES 5.79%
     Central European Growth Fund                440,000      301,911*

     MANUFACTURING 2.71%
     Graboplast Rt                                4,076        30,841*
     Graboplast Rt., GDR                         33,890        44,057*
     Mostostal-Export                            82,764        66,493
                                                          -----------
                                                              141,391

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


     ----------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                      OCTOBER 31, 1999
     ----------------------------------------------------------------

     COMMON AND PREFERRED STOCKS                 SHARES      VALUE
     ----------------------------------          ------   -----------

     METALS MINING 11.57%
     Ashurst Technology Ltd., Units              93,470   $         0*
     KGHM Polska Miedz                           51,998       295,758
     KGHM Polska Miedz, GDR                      24,535       307,301
                                                          -----------
                                                              603,059

     OIL & GAS EXTRACTION 18.95%
     Lukoil Holdings, ADR                        10,270       326,072
     MOL Magyar Olaj-es Gazipari Rt              11,000       221,647
     MOL Magyar Olaj-es Gazipari Rt., GDR        15,948       318,960
     Primagaz Hungaria Co., Ltd.                 13,270       120,597
                                                          -----------
                                                              987,276

     PHARMACEUTICALS 13.56%
     EGIS Pharmaceuticals Ltd.                    6,542       195,039
     Gedeon Richter Ltd., GDR                     6,930       311,330*
     Pliva                                       18,393       200,024
                                                          -----------
                                                              706,393
                                                          -----------
     TOTAL COMMON AND PREFERRED STOCKS                      4,960,340
                                                          ===========
       (cost $6,529,178)

                                               PRINCIPAL
     REPURCHASE AGREEMENT 5.11%                  AMOUNT

     JointTri-Party           Repurchase
     Agreement,   Donaldson,   Lufkin  &
     Jenrette,   10/29/99,   5.22%,  due
     11/01/99,      repurchase     price
     $266,222,  collateralized  by  U.S.
     Treasury securities held in a joint
     tri-party  repurchase account (cost
     $266,106)                                 $266,106       266,106

     Total Investments 100.31%                              5,226,446
                                                           ==========
       (cost $6,795,284)
     Other assets and liabilities, net (0.31)%                (16,224)
                                                           ----------
     NET ASSETS 100%                                       $5,210,222
                                                           ==========

ADR - American Depositary Receipt
GDR - Global Depositary Receipt *
Non-income producing security
See accompanying  notes to portfolios of investments.

     ----------------------------------------------------------------
     NOTES TO PORTFOLIO OF INVESTMENTS             OCTOBER 31, 1999
     ----------------------------------------------------------------

     GLOBAL PORTFOLIO SECURITIES BY COUNTRY
     --------------------------------------
                                                           PERCENTAGE
                                                               OF
                                                              TOTAL
     COUNTRY                                VALUE         INVESTMENTS
     ----------------------------         ---------       -----------

     REGENT EASTERN EUROPEAN FUND
     Hungary                              $2,197,878         42.05%
     Poland                                1,538,008         29.43
     Russia                                  652,631         12.49
     United Kingdom                          371,799          7.11
     Croatia                                 200,024          3.83
     United States - Repurchase
     Agreements                              266,106          5.09
                                          ----------        ------
     TOTAL INVESTMENTS                    $5,226,446        100.00%
                                          ==========        ======


     JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

     The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at October 31, 1999 were:

     Donaldson, Lufkin & Jenrette repurchase agreement, 10/29/99, 5.22%, due 11/01/99 (with a market value of $51,932,793)

     $50,000,000 U.S. Treasury Strip, 8.125%, 05/15/21
     $28,531,000 U.S. Treasury Strip, 8.75%, 05/15/17
     $24,760,000 U.S. Treasury Strip, 0.00%, 05/15/23
     $19,093,000 U.S. Treasury Strip, 0.00%, 11/15/15
     $12,117,000 U.S. Treasury Bond, 11.75%, 02/15/01
     $9,800,000 U.S. Treasury Strip, 0.00%, 08/15/21
     $2,791,000 U.S. Treasury Note, 6.50%, 05/15/05
     $571,000 U.S. Treasury Bond, 9.25%, 02/15/16
     Total  principal   amount:   $51,269,028;   Total  repurchase   value:
     $51,291,330

     Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreements. Each owns an undivided interest in the accounts.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 1999
--------------------------------------------------------------------------------


                               BONNEL GROWTH  MEGATRENDS  REGENT EASTERN
                                   FUND          FUND      EUROPEAN FUND
                               ------------   -----------   ----------
     Investments, at
     identified cost           $102,640,500   $16,069,190   $6,795,284
                               ============   ===========   ==========
     ASSETS
     Investments, at
     value:
      Securities               $133,431,719   $13,679,362   $4,960,340
      Repurchase agreements       1,124,301     3,702,350      266,106
     Cash                             1,546          --           --
     Receivables:
      Investments sold            3,129,154       101,359         --
      Dividends                       5,925        17,661        3,816
      Interest                          489         1,610          116
      Capital shares sold           143,147           177           50
      From manager                     --            --          6,450
     Other assets                     9,797         2,010          495
                               ------------   -----------   ----------
     TOTAL ASSETS               137,846,078    17,504,529    5,237,373
                               ============   ===========   ==========

     LIABILITIES
     Payables:
      Investments purchased       3,529,382          --           --
      Capital shares
       redeemed                     146,013            10          573
      To manager and
       affiliates                   122,725        17,909         --
      Accounts payable and
       accrued expenses              98,987        33,878       26,578
                               ------------   -----------   ----------
     TOTAL LIABILITIES            3,897,107        51,797       27,151
                               ============   ===========   ==========

     NET ASSETS                $133,948,971   $17,452,732   $5,210,222
                               ============   ===========   ==========

     NET ASSETS CONSIST OF:
     Paid in capital           $ 77,542,858   $14,483,065   $7,462,182
     Undistributed net
      investment loss                  --            --        (24,748)
     Accumulated net
      realized gain
      (loss) on
      investments and
      foreign currencies         24,490,593     1,657,145     (658,375)
     Net unrealized
      appreciation
      (depreciation) of
      investments and
      other assets and
      liabilities
      denominated in
      foreign currencies         31,915,520     1,312,522   (1,568,837)
                               ------------   -----------   ----------
     Net assets applicable
      to capital shares
      outstanding              $133,948,971   $17,452,732   $5,210,222
                               ============   ===========   ==========
      Capital shares
       outstanding, and
       unlimited number of
       no par shares
       authorized                 5,321,114     1,621,528      601,482
                               ============   ===========   ==========
     NET ASSET VALUE,
       PER SHARE               $      25.17   $     10.76   $     8.66
                               ============   ===========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                     BONNEL GROWTH   MEGATRENDS  REGENT EASTERN
                                         FUND           FUND      EUROPEAN FUND
                                     ------------    -----------    ---------
     NET INVESTMENT
     INCOME

     INCOME:
      Dividends                      $    273,023    $   216,374    $  58,990
      Foreign taxes withheld
       on dividends                          (450)        (1,029)     (10,449)
                                     ------------    -----------    ---------
       Net dividends                      272,573        215,345       48,541
      Interest and other                  122,736        197,691       65,911
                                     ------------    -----------    ---------
       TOTAL INCOME                       395,309        413,036      114,452

     EXPENSES:
      Management fees                   1,112,866        194,271       72,549
      Transfer agent fees
       and expenses                       223,212         43,224       30,212
      Accounting service fees and
       expenses                            51,751         42,159       35,562
      Legal and professional fees         128,515         49,935        7,765
      Distribution plan expenses          278,216         20,127       14,507
      Custodian fees                       39,355         16,555       37,305
      Shareholder reporting
        expenses                           63,583         17,570        9,643
      Registration fees                    14,764         11,195       16,447
      Trustees' fees and expenses          17,903         17,645       17,613
      Interest expense                      1,195             10            4
      Miscellaneous expenses               37,732          9,829       11,822
                                     ------------    -----------    ---------
       Total expenses before
          reductions                    1,969,092        422,520      253,429
      Short-term trading fee               (1,195)           (10)          (4)
      Expenses offset                      (1,007)          --           (851)
                                     ------------    -----------    ---------
       NET EXPENSES                     1,966,890        422,510      252,574

     NET INVESTMENT LOSS               (1,571,581)        (9,474)    (138,122)
                                     ============    ===========    =========

     NET REALIZED AND
     UNREALIZED GAIN (LOSS)
     ON INVESTMENTS
     Realized gain (loss) from:
       Securities                      28,060,703      1,669,405     (283,514)
       Foreign currency
          transactions                       --             --           (804)
                                     ------------    -----------    ---------
       NET REALIZED GAIN (LOSS)        28,060,703      1,669,405     (284,318)
                                     ------------    -----------    ---------
      Net change in unrealized
       appreciation
       (depreciation) of:
          Investments                  25,165,059        846,486      849,945
       Other assets and liabilities
        denominated in foreign
        currencies                           --             --            (13)
                                     ------------    -----------    ---------
       NET UNREALIZED APPRECIATION     25,165,059        846,486      849,932
                                     ------------    -----------    ---------

     NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS               53,225,762      2,515,891      565,614
                                     ============    ===========    =========

     NET INCREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS                      $ 51,654,181    $ 2,506,417    $ 427,492
                                     ============    ===========    =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                     BONNEL GROWTH FUND
                                            ------------------------------------
                                               YEAR ENDED          YEAR ENDED
                                            OCTOBER 31, 1999    OCTOBER 31, 1998
                                            ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
 Net investment loss                         $  (1,571,581)      $  (1,214,899)
 Net realized gain (loss)                       28,060,703           2,500,611
 Net unrealized appreciation
 (depreciation)                                 25,165,059             557,231
                                             -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS                    51,654,181           1,842,943

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                           --                  --
 In excess of net investment income                   --                  --
 From net capital gains                         (3,150,077)        (19,869,076)
 In excess of net capital gains                       --                  --
                                             -------------       -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (3,150,077)        (19,869,076)

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                      36,732,366          41,181,987
 Distributions reinvested                        3,037,219          19,029,963
 Paid-in capital portion of short-term
 trading fee                                        26,232              35,700
                                             -------------       -------------
                                                39,795,817          60,247,650
 Cost of shares redeemed                       (42,101,926)        (59,113,926)
                                             -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS               (2,306,109)          1,133,724
                                             -------------       -------------

NET INCREASE (DECREASE) IN NET ASSETS           46,197,995         (16,892,409)
                                             =============       =============
NET ASSETS
Beginning of year                               87,750,976         104,643,385

END OF YEAR                                  $ 133,948,971       $  87,750,976
Undistributed net investment
 income, end of year                         $        --         $        --
                                             =============       =============

CAPITAL SHARE ACTIVITY
 Shares sold                                     1,786,758           2,421,759
 Shares reinvested                                 177,511           1,148,488
 Shares redeemed                                (2,067,277)         (3,462,041)
                                             -------------       -------------
  NET SHARE ACTIVITY                              (103,008)            108,206
                                             =============       =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     MEGATRENDS FUND               REGENT EASTERN EUROPEAN FUND
                                           -----------------------------------   ----------------------------------
                                              YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                           OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1999  OCTOBER 31, 1998
                                           ----------------   ----------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
 Net investment loss                         $     (9,474)      $    (33,041)      $  (138,122)      $  (188,763)
 Net realized gain (loss)                       1,669,405          3,311,828          (284,318)         (388,310)
 Net unrealized appreciation
  (depreciation)                                  846,486         (4,265,251)          849,932        (1,942,918)
                                             ------------       ------------       -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS                    2,506,417           (986,464)          427,492        (2,519,991)

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                          --                 --                --                --
 In excess of net investment income                  --              (19,609)             --              (6,642)
 From net capital gains                        (3,268,120)        (3,583,127)             --                --
 In excess of net capital gains                      --                 --                --             (40,682)
                                             ------------       ------------       -----------       -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS
  FROM CAPITAL SHARE TRANSACTIONS:             (3,268,120)        (3,602,736)             --             (47,324)

 Proceeds from shares sold                      1,151,502          2,367,612         1,558,408         4,605,933
 Distributions reinvested                       3,186,923          3,496,527              --              36,357
 Paid-in capital portion of short-term
 trading fee                                          278              2,685            12,305            37,949
                                             ------------       ------------       -----------       -----------
                                                4,338,703          5,866,824         1,570,713         4,680,239
 Cost of shares redeemed                       (6,863,801)        (6,030,092)       (2,464,106)       (5,215,039)
                                             ------------       ------------       -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS              (2,525,098)          (163,268)         (893,393)         (534,800)

NET INCREASE (DECREASE) IN NET ASSETS          (3,286,801)        (4,752,468)         (465,901)       (3,102,115)
                                             ============       ============       ===========       ===========

NET ASSETS
Beginning of year                              20,739,533         25,492,001         5,676,123         8,778,238

END OF YEAR                                  $ 17,452,732       $ 20,739,533       $ 5,210,222       $ 5,676,123
                                             ============       ============       ===========       ===========
Undistributed net investment
 income, end of year                         $       --         $       --         $   (24,748)      $      --
                                             ============       ============       ===========       ===========

CAPITAL SHARE ACTIVITY
 Shares sold                                      107,017            188,788           177,873           443,625
 Shares reinvested                                328,888            294,817              --               3,252
 Shares redeemed                                 (642,295)          (489,698)         (284,245)         (523,317)
                                             ------------       ------------       -----------       -----------
  NET SHARE ACTIVITY                             (206,390)            (6,093)         (106,372)          (76,440)
                                             ============       ============       ===========       ===========


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

 A. SECURITY VALUATIONS

 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the funds. Interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The funds may purchase securities on a when-issued or delayed- delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 Each fund may temporarily loan securities up to 10% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


 on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at October 31, 1999 was:

                 FUND               MARKET VALUE       COLLATERAL
          ------------------        ------------       ----------
          Bonnel Growth Fund          $476,785          $498,400

 C. REPURCHASE AGREEMENTS

 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. FOREIGN CURRENCY TRANSACTIONS

 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 E. OPTIONS

 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the year ended October 31, 1999.

 F. INCOME TAXES

 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


 substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds make distributions at least annually.

 H. EXPENSES

 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is treated as paid-in capital. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through March 8, 2000, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

     Bonnel Growth Fund                  Bonnel, Inc.
     MegaTrends Fund                     Money Growth Institute, Inc.
     Regent Eastern European Fund        Regent Fund Management, Ltd.

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Effective November 1, 1997, the funds engaged Brown Brothers Harriman & Co. as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

 Leeb Brokerage Services, a broker/dealer affiliate of Money Growth Institute, Inc., received $17,917, representing 29.46%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the year ended October 31, 1999.

 During the year ended October 31, 1999, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $44,491 for mailing services provided to the funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each quarterly meeting attended. The Chairman and members of special committees receive additional compensation. Trustee's are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the year ended October 31, 1999, are summarized as follows:

              FUND                         PURCHASES            SALES
     -----------------------             ------------        ------------
     Bonnel Growth                       $216,996,927        $224,642,220
     MegaTrends                            12,455,375          21,050,741
     Regent Eastern European                1,884,058           1,268,682

 The following table presents the income tax basis of securities owned on October 31, 1999, and the tax basis components of net unrealized appreciation or depreciation:

                                      GROSS          GROSS       NET UNREALIZED
                     AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
     FUND              COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
 --------------    ------------    -----------     ----------     ------------
 Bonnel Growth     $102,939,717    $32,684,110     $1,067,807     $ 31,616,303
 MegaTrends          16,068,985      2,253,775        941,048        1,312,727
 Regent Eastern
   European           6,918,304        383,963      2,075,821       (1,691,858)

 At October 31, 1999, Regent Eastern European Fund had capital loss carryovers of $374,861 with an expiration date of October 31, 2006, and $185,242 with an expiration date of October 31, 2007.

 Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 1999
--------------------------------------------------------------------------------


NOTE 4: REVOLVING DEMAND NOTES

 From November 6, 1997, to February 28, 1999, each of the funds entered into revolving demand notes with Brown Brothers Harriman & Co. as denoted below subject to the borrowing limits as set forth in the funds' registration statement. These notes were collateralized by any or all of the securities held by Brown Brothers Harriman & Co. as the funds' custodian. Borrowings under these notes were charged interest at the current overnight Federal Funds Rate plus 1.75%. Each fund had $5,000,000 available under the revolving demand notes.

 The U.S. Global Accolade Funds, along with other funds under common management, participate in an $85 million revolving credit facility (Facility) dated March 1, 1999. The Facility is intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds. A one-time set up fee of $150,000 was paid on March 1, 1999. Additionally, an annual fee of $75,000, and quarterly commitment fees totalling $127,500 are paid within each annual period. These expenses are shared by all funds under common management. Borrowings under these notes will be charged interest at the current overnight Federal Funds Rate plus 2.00%. There were no borrowings under the outstanding Facility as of October 31, 1999.

NOTE 5: SHARES OF BENEFICIAL INTEREST

 At October 31, 1999, individual shareholders holding 5% or more of outstanding shares comprised 25.90% of Regent Eastern European Fund including 6.27% held by an affiliate of its sub-adviser.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                           YEAR ENDED
                                           OCTOBER 31,                          YEAR ENDED SEPTEMBER 30,
                                       ------------------    PERIOD ENDED    -----------------------------
                                         1999      1998     OCT. 31, 1997*     1997      1996      1995**
                                       --------   -------   -------------    --------   -------    -------

NET ASSET VALUE, BEGINNING OF YEAR       $16.18    $19.68        $21.86        $17.15    $14.81     $10.02

Investment Activities
  Net investment loss                      (.30)     (.23)         (.03)         (.21)     (.14)      (.07)
  Net realized and unrealized gain
    (loss)                                 9.87       .44         (2.15)         5.09      3.13       4.91
                                       --------   -------      --------      --------   -------    -------
  Total from investment activities         9.57       .21         (2.18)         4.88      2.99       4.84
                                       --------   -------      --------      --------   -------    -------
Distributions
  From net investment income                 --        --            --            --        --       (.05)
  From net realized gains                  (.58)    (3.71)           --          (.17)       --         --
  In excess of net realized gains            --        --            --            --      (.65)        --
                                       --------   -------      --------      --------   -------    -------
  Total distributions                      (.58)    (3.71)           --          (.17)     (.65)      (.05)

NET ASSET VALUE, END OF YEAR             $25.17    $16.18        $19.68        $21.86    $17.15     $14.81
                                       --------   -------      --------      --------   -------    -------
TOTAL RETURN
(excluding account fees) (a)             60.85%      .80%        (9.97)%       28.67%    21.27%     48.74%
Ratios to Average Net Assets (b):
  Net investment loss                     (1.41)%   (1.19)%       (1.43)%       (1.18)%   (1.32)%    (1.46)%
  Total expenses                           1.77%     1.85%         1.72%         1.77%     1.83%      2.50%
  Expenses reimbursed or offset              --      (.01)%          --            --        --       (.02)%
  Net expenses                             1.77%     1.84%         1.72%         1.77%     1.83%      2.48%
Portfolio Turnover Rate                     197%      190%           52%          239%      212%       145%

Net assets, end of year (in
 thousands)                            $133,949   $87,751      $104,643      $117,891   $90,696    $24,673

--------------------
*    For the month ended October 31, 1997.

**   From October 17, 1994, commencement of operations.

(a)  Total returns for period less than one year are not annualized.

(b)  Ratios  are  annualized  for  periods  of less than one year.  Expenses  reimbursed  or offset  reflect reductions  to total  expenses,  as discussed in the notes to the financial  statements.  These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                            YEAR ENDED
                                            OCTOBER 31,                            YEAR ENDED JUNE 30,
                                         -----------------     PERIOD ENDED    -----------------------------
                                           1999      1998     OCT. 31, 1997*     1997**     1996      1995
                                          -------   -------   -------------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF YEAR        $11.35    $13.90       $13.45         $11.27     $11.17    $10.29

Investment Activities
  Net investment income (loss)              (.01)     (.02)         .01            .01        .17       .28
  Net realized and unrealized gain
    (loss)                                  1.27      (.51)         .44           2.39       1.72       .95
                                         -------   -------      -------        -------    -------   -------
  Total from investment activities          1.26      (.53)         .45           2.40       1.89      1.23
                                         -------   -------      -------        -------    -------   -------
Distributions
  From net investment income                  --        --           --           (.01)      (.17)     (.28)
  In excess of net investment income          --      (.01)          --             --         --        --
  From net realized gains                  (1.85)    (2.01)          --           (.21)     (1.61)       --
  In excess of net realized gains             --        --           --             --       (.01)     (.07)
                                         -------   -------      -------        -------    -------   -------
  Total distributions                      (1.85)    (2.02)          --           (.22)     (1.79)     (.35)

NET ASSET VALUE, END OF YEAR              $10.76    $11.35       $13.90         $13.45     $11.27    $11.17
                                         -------   -------      -------        -------    -------   -------

TOTAL RETURN
(excluding account fees) (a)                12.85%   (4.43)%       3.34%         20.72%     17.10%    12.20%
Ratios to Average Net Assets (b):
  Net investment income (loss)              (.05)%    (.14)%        .23%           .09%      1.30%     2.36%
  Total expenses                            2.17%     2.06%        1.76%          1.97%      2.10%     1.98%
  Expenses reimbursed or offset               --        --           --           (.09)%     (.60)%    (.48)%
  Net expenses                              2.17%     2.06%        1.76%          1.88%      1.50%     1.50%
Portfolio Turnover Rate                       76%       51%          13%            62%       115%      163%

Net assets, end of year (in thousands)    $17,453   $20,740      $25,492        $25,160    $27,945   $32,976

---------------------------
*    For the four months ended October 31, 1997.

**   Effective November 18, 1996, the fund changed to a new investment manager.

(a)  Total returns for period less than one year are not annualized.

(b)  Ratios  are  annualized  for  periods  of less  than one year.  Expenses  reimbursed  or offset  reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


REGENT EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:
                                               YEAR ENDED
                                               OCTOBER 31,
                                          ---------------------    YEAR ENDED
                                             1999        1998     OCT. 31, 1997*
                                          ---------   ---------   -------------

NET ASSET VALUE, BEGINNING OF YEAR        $    8.02    $  11.19       $ 10.00

Investment Activities
  Net investment loss                          (.23)       (.27)          .01)
  Net realized and unrealized
     gain (loss)                                .87       (2.84)         1.20
                                          ---------     ---------     --------
  Total from investment activities              .64       (3.11)         1.19
                                          ---------     ---------     --------
Distributions
  From net investment income                   --            --            --
  In excess of net investment income           --          (.01)           --
  From net realized gains                                    --            --
  In excess of net realized gains              --          (.05)           --
                                          ---------   ---------     ----------
  Total distributions                          --          (.06)           --

NET ASSET VALUE, END OF YEAR              $    8.66   $    8.02     $    11.19
                                          ---------   ---------     ----------
TOTAL RETURN
(excluding account fees) (a)                  7.98%    (27.96)%        11.90%
Ratios to Average Net Assets (b):
  Net investment loss                       (2.38)%     (2.38)%        (.49)%
  Total expenses                              4.36%       5.03%         4.98%
  Expenses reimbursed or offset              (.01)%      (.48)%       (1.73)%
  Net expenses                                4.35%       4.55%         3.25%
  Portfolio Turnover Rate                       29%         97%           11%
  Net assets, end of year (in
     thousands)                           $   5,210   $   5,676     $   8,778

--------------------
*   From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of U.S. Global Accolade Funds

We have audited the accompanying statements of assets and liabilities of the U.S. Global Accolade Funds (comprising, respectively, the Bonnel Growth Fund, MegaTrends Fund, and Regent Eastern European Fund, collectively, the "Funds"), including the portfolios of investments as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 1998, and the financial highlights for the five periods, three periods, and two periods then ended for the Bonnel Growth Fund, MegaTrends Fund, and Regent Eastern European Fund, respectively, were audited by other auditors whose report dated December 17, 1998 expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the MegaTrends Fund for each of the two years in the period ended June 30, 1996 were audited by other auditors whose report dated July 19, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the U.S. Global Accolade Funds at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 10, 1999

--------------------------------------------------------------------------------
ADDITIONAL FEDERAL TAX INFORMATION                                   (UNAUDITED)
--------------------------------------------------------------------------------


 The percentage of ordinary income dividends paid by the funds for the year ended October 31, 1999, which qualify for the dividends received deduction available to corporate shareholders was:

     Bonnel Growth                1.55%
     MegaTrends                  15.33%

 The funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

     Bonnel Growth           $2,783,941
     MegaTrends               2,841,228

 In January 2000, the funds will report on Form 1099 the tax status of all distributions made during the calendar year 1999. Shareholders should use the information on Form 1099 for their income tax returns.

                          [U.S. Global Investors logo]

                         1-800-US-FUNDS (1-800-873-8637)
                   P.O. Box 781234 San Antonio, TX 78278-1234

        E-mail: shsvc@us-global.com      Internet: www.usfunds.com
                   Distributed by U.S. Global Brokerage, Inc.